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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549



                                    FORM 8-K

                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report  (Date of earliest event reported):
                                 March 13, 2000

                          -----------------------------

                    Information Management Associates, Inc.
             (Exact name of registrant as specified in its charter)

                                  Connecticut
                 (State or Other Jurisdiction of Incorporation)


          001-13211                                 06-1289928
    (Commission File Number)          (I.R.S. Employer Identification No.)


          One Corporate Drive, Suite 400, Shelton, Connecticut, 06484
             (Address of Principal Executive Offices)    (Zip Code)

                                 (203) 925-6800
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)



Item 4.  Change in Registrant's Certifying Accountant.

(a) Previous Independent Accountants

(i) As reported on Form 8-K dated September 23, 1999, Information Management Associates, Inc. (the "Company") engaged at that time
       PricewaterhouseCoopers LLP to audit the financial statements for the year ending December 31, 1999. On March 13, 2000 the Company dismissed PricewaterhouseCoopers LLP as its independent accountants.

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(ii)   During the period referred to in 4(a)(i), PricewaterhouseCoopers LLP did not issue any report on any financial statements of the Company.

(iii) The decision to change accountants was approved by the Company's Audit Committee and the Company's Board of Directors.

(iv) During the period referred to in 4(a)(i), there were no disagreements with PricewaterhouseCoopers on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference thereto in any report on the financial statements of the Company, had they issued any such report.

(v) During the Company's most recent fiscal year, no "reportable events" (as described in Item 304(a)(1)(v) of regulation S-K) have occurred, except for PricewaterhouseCoopers' communication to the Audit Committee in connection with its engagement for the period referred to in 4(a)(i) that:

       (A) the Company's accounting procedures reflected a material weakness in internal controls necessary to ensure proper revenue recognition accounting for software and associated services, and

       (B) PricewaterhouseCoopers had identified certain transactions where the underlying documentation raises questions regarding the revenue recognition accounting afforded to the transactions, and which if further investigated could possibly result in the restatement of previously issued 1999 interim financial statements.

       The Company has authorized PricewaterhouseCoopers to respond fully to the Company's new independent accountant concerning the nature of each of the matters described in 4(a)(v)(A) and 4(a)(v)(B) above.

       In response to the above matters raised by PricewaterhouseCoopers, as well as additional matters raised by the Securities and Exchange Commission, the Company has undertaken an internal review of 1999 and prior years transactions which could lead to restatements of previously issued financial statements. The undertaking of the internal review and the disclosure of the possibility of restatements to previously issued financial statements was announced in the Company's press release of February 28, 2000 and its Form 8-K filed on March 1, 2000.



(b)  New Independent Accountants

     The Company engaged Ernst & Young LLP as its new independent accountants effective as of March 13, 2000. During the two most recent fiscal years and through March 13, 2000, the Company has not consulted with Ernst & Young LLP concerning the Company's financial statements, including the following items: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)  Exhibits

               16.1 Letter of PricewaterhouseCoopers LLP, dated March 15, 2000, to the Securities and Exchange Commission.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   March 20, 2000                INFORMATION MANAGEMENT
                                      ASSOCIATES, INC.



                                      By:   /s/John A. Piontkowski
                                            -----------------------------------
                                            Name:  John A. Piontkowski
                                            Title: Chief Financial Officer